                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 31, 2005
                                                         ----------------

                              Hanover Direct, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     1-12082
                            -----------------------
                            (Commission File Number)

                Delaware                               13-0853260
      ----------------------------                --------------------
      (State or Other Jurisdiction                  (I.R.S. Employer
            of Incorporation)                     Identification Number)

       115 River Road, Building 10
          Edgewater, New Jersey                          07020
     -----------------------------                  --------------
          (Address of Principal                        (Zip Code)
           Executive Offices)



       Registrant's telephone number, including area code: (201) 863-7300
                                                           ---------------


 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   Section 3 - Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)

      As previously reported, the American Stock Exchange (the "Exchange") filed an application with the Securities Exchange Commission ("SEC") on February 4, 2005 to remove the Company's common stock from listing and registration on the Exchange effective on February 16, 2005 based on the Company's failure to regain compliance with the Exchange's filing requirements as set forth in Section 134 and 1101 of the Company Guide by December 31, 2004 and the fact that the Company is not in compliance with Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iii) of the Company Guide. The Exchange had previously halted trading in the Company's common stock because of the Company's failure to file its Form 10-Q for the quarter ended September 25, 2004 with the SEC on November 16, 2004 and formally suspended trading on February 2, 2005.

      Current trading information about the Company's common stock can be obtained from the Pink Sheets (www.pinksheets.com) under the trading symbol HNVD.


                 Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      The Company appointed Daniel J. Barsky as its Senior Vice President and General Counsel effective January 31, 2005. Prior to joining the Company, Mr. Barsky was an independent legal consultant. Mr. Barsky served as General Counsel to Directrix, Inc. from 2001 to 2003, Executive Vice President, General Counsel and Secretary to American Interactive Media, Inc. from 1999 to 2001 and Executive Vice President, General Counsel and Secretary to Spice Entertainment Companies, Inc. from 1994 to 1999.

                            Section 8 - Other Events

Item 8.01.  Other Events.

      The Company was notified by the SEC that it is conducting an informal inquiry relating to the Company's financial results and financial reporting since 1998. The SEC indicated in its letter to the Company that the inquiry should not be construed as an indication by the SEC that there has been any violation of the federal securities laws. The Company is cooperating fully with the SEC in connection with the inquiry.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1  Press Release, dated February 4, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HANOVER DIRECT, INC.
                                        ----------------------------------------
                                                    (Registrant)


February 4, 2005                        By:  /S/ Charles E. Blue
                                        ----------------------------------------
                                        Name:   Charles E. Blue
                                        Title:  Senior Vice President and
                                                Chief Financial Officer